Exhibit 99.1

NASDAQ: VTIX Investor Presentation January 2026 A Leader in Full - Body Virtual Reality for Gaming, Enterprise, and Defense

This presentation may contain forward - looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry . These statements reflect management’s current views with respect to future events based on information currently available and are subject to risks and uncertainties that could cause the company’s actual results to differ materially . Investors are cautioned not to place undue reliance on these forward - looking statements as they contain hypothetical illustrations of mathematical principles, are meant for illustrative purposes, and they do not represent guarantees of future results, levels of activity, performance, or achievements, all of which cannot be made . Moreover, no person nor any other person or entity assumes responsibility for the accuracy and completeness of forward - looking statements, and is under no duty to update any such statements to conform them to actual results . In some cases, you can identify forward - looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology . These statements are only predictions . You should not place undue reliance on forward - looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results . If our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward - looking statements . No forward - looking statement is a guarantee of future performance . The forward - looking statements in this presentation represent our views as of the date of this presentation . We anticipate that subsequent events and developments will cause our views to change . However, while we may elect to update these forward - looking statements at some point in the future, we assume no obligation to update or revise any forward - looking statements except to the extent required by applicable law . You should, therefore, not rely on these forward - looking statements as representing our views as of any date subsequent to the date of this presentation . In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject . These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information . These statements are inherently uncertain, and you are cautioned not to rely unduly upon these statements . This presentation does not constitute an offer to sell or an invitation to purchase or subscribe for any securities of the Company for sale in the United States or anywhere else . No part of this presentation shall form the basis of or be relied upon in connection with any contract or commitment, whatsoever . Specifically, these materials do not constitute a “prospectus” within the meaning of the US Securities Act of 1933 , as amended, and the regulations enacted thereunder . This presentation does no t contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the company . Any decision to purchase the Company’s securities should be made solely on the basis of the information contained in the Company’s public filings . Neither the Securities and Exchange Commission no r any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this presentation . Any representation to the contrary is a criminal offence . THE INFORMATION CONTAINED IN THIS DOCUMENT IS BEING GIVEN SOLELY FOR YOUR INFORMATION AND ONLY FOR YOUR USE IN CONNECTION WITH THIS PRESENTATION THE INFORMATION CONTAINED HEREIN MAY NOT BE COPIED, REPRODUCED, REDISTRIBUTED, OR OTHERWISE DISCLOSED, IN WHOLE OR IN PART, TO ANY OTHER PERSON IN ANY MANNER . 2 Disclaimer & Forward - Looking Statements

Investment Highlights

Pioneering Movement in AI-Generated Worlds

Nasdaq

Nasdaq Listed | VTIX


omni
omni

Large and Growing TAM

Gaming and VR markets are growing rapidly on massive investment from market makers

Next Generation Omni One

Launched and ready to scale with 1,800+ units delivered to customers

Production Facility

Ready to ship 3,000 units/month ($100MM annual revenue potential)

Diversified Revenue Streams from Hardware & Software

Consumer: US & International expansion
Enterprise: Leader in AI-powered 3D reconstruction
Defense: Developing Virtual Terrain Walk ("VTW")

AI-Driven Edge

Turning 360-degree camera footage into photorealistic, walkable 3D environments in just hours

Strong IP Portfolio

25 issued patents (5 more pending)

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4 STEP INTO THE GAME! Click here to watch overview video PLAY

5 $275B market $722B est. by 2034 10.2% CAGR Meta has invested est. $80B in VR/AR The Video Game Market is Large and Growing The VR Market is Growing Rapidly Massive Investment in VR from Market - Makers $10B market $52B est. by 2034 19.7% CAGR $80B+ Apple has invested est. $20B in Vision Pro and spatial computing $20B+ Omni One also benefits from the broad trend of “more active, more healthy lifestyles” Virtuix is Well Positioned Within Positive Market Trends Source: Precedence Research, Global Market Insights Google launched Android XR in 2025

3 Products | 25 Patents | $20MM Sales And We are Ready to Scale OMNI ARENA Multiplayer esports attraction for commercial entertainment venues OMNI ONE Next - gen version with full freedom of movement OMNI PRO Commercial version for enterprise use INFLECTION POINT 2025 2019 2016 40% $4MM+ 1,800+ 40% $12MM+ 75+ 50% $6MM+ 4,000+ Target Revenue Units Target Revenue Systems Target Revenue Units gross margin to date shipped gross margin to date installed gross margin (discontinued) shipped 6

Omni One’s Production Facility is Ready 3,000 Units / month represents annual revenues of $100MM+ To Ship up to 3,000 Units per Month Welcome to our factory 7 7

“Virtuix is on track to turn the Omni One into the best consumer treadmill the XR space has seen so far, being the most promising and seemingly effective locomotion option to date.” Nathie Content Creator “I love how it gets our son off the couch. It’s an incredibly fun and active experience.” Dan Cabannis Omni One Customer “It’s an extremely cool product that could be an awesome thing to have.” Ben Lang VR Journalist “The Omni One is INSANE. This is technology destined to revolutionize the VR experience.” Zulushi Content Creator Early Customers & Media Are Loving the Product 8

Omni One as the “Peloton For Gamers” “I burned 1,700 calories playing video games with friends. I love this thing.” JmFLAK815 Omni One Customer “Omni One has allowed me to break through my weight loss plateau and lose an additional 40 pounds in just four short months.” VR4HLTH Omni One Customer 9 9 Gaming Meets Fitness Play Games, Stay Fit.

* * * We’re releasing new games each month Large Library of Omni One Titles Including Top - Tier VR Games And IP 10

→ U.S., EU, Asia → SDK for enterprise applications → Pioneering AI - driven large - scene 3D reconstruction → Developing Virtual Terrain Walk (“VTW”) ENTERPRISE DEFENSE → U.S. market first → International expansion starting in 2026 CONSUMER Three key focus areas: Diversifying product offering adds high - margin revenue streams alongside consumer sales Diversified Revenue Streams 11 Beyond Consumer Sales

Consumer Sales Direct - to - consumer Upfront equipment purchase Recurring revenues from monthly subscriptions and game sales (see next slide) Price comparables High - end gaming PC, connected exercise equipment 12 Target audience Gamers tend to have discretionary income Desire to stay fit Adds to purchase justification Omni One Complete system including optimized standalone VR headset Omni One: $3,495 or $120 / month (optional monthly payment plan) Omni One Core (treadmill - only): $2,595 ($90 / month) Target gross margin: 40% Revenues From Both Hardware and Software THE BUSINESS MODEL UPFRONT EQUIPMENT PURCHASE

Monthly Subscriptions & Game Sales

Deliver Recurring Revenue Upside

RECURRING REVENUES

- ✓ Monthly subscription for online gameplay, leaderboards, esports contests, free games, and more
- ✓ Game purchases from Omni One store

Games for sale
$19.99 - $39.99

$14
"Omni Online" monthly subscription *(nearly 100% margin)*

$30
Average game purchase *(minimum 30% margin)*

Comparables: XBOX LIVE PlayStation Plus

WHEN BUYING OMNI ONE:

~50% of customers add annual subscription ($140)

~40% of customers add 2 games on average (~$60)

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Corporate training and simulation Education Real estate & design Medical ENTERPRISE OMNI ONE (US, EU, Asia) Treadmill only without VR headset Connects to PC for PC - based VR applications Using “Gaussian Splatting” and other AI - driven techniques for large - scene 3D reconstruction of real - world environments Selling price: $4,995 Target gross margin: 70% OMNI ARENA (US only) Secondary market sales Recurring revenues: Game credits Replacement parts Omni Care fees Target gross margin: 70% Enterprise Sales Bring in High - Margin Revenues 14

VIRTUAL TERRAIN WALK “VTW” 15

Virtuix

Virtual Terrain Walk

“VTW” Summary

VTW enables commanders and units to walk through geo-specific terrain for immersive mission planning, terrain reconnaissance, and leader rehearsals.



Walk The Terrain Before You Fight On It

Immersive Mission Planning
Physically walk high-fidelity, geo-specific virtual terrain in 360 degrees to familiarize yourself with the battlespace.

Modern Decision-Support
Identify key terrain, NAIs for intelligence collection, determine kill zones, place weapons, and mark routes.

Distributed Leader Rehearsals
Eliminate assembly risk with 12+ geographically distributed stations for multi-user planning and rehearsals.

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Know Your Terrain, Own Your Mission Tactical Planning at the Point of Need Setup Within Minutes Stations are compact and easily deployed. High - Fidelity, Geo - Specific Locations Load realistic, geo - specific environments using the latest terrain generation and 3D reconstruction technologies. Planning Tools Toggle between top - down 2D views and immersive 3D views, and layer in enemy forces to simulate realistic combat situations. Mission Command Exports Add annotations using MIL STD 2525 symbology and export them to Mission Command Systems. 17 17

Major Benefits To Existing Simulation Products VTW overcomes the weaknesses of both traditional simulation systems and newer, room - scale VR systems: Traditional projection systems Highly expensive Limited to a few users Don’t permit moving around Don’t deliver full immersion in 360 degrees Room - scale VR systems Offer affordable cost Limited to a few users (typically 4 or 6) Limited to small mission area (typically about 200 m 2 ) Don’t offer 3D reconstruction capabilities 18

VTW is Revolutionary And is Only Possible Thanks to Omni 12+ soldiers No physical boundaries Full freedom of movement in 360 degrees “Virtual Terrain Walk fuses real world terrain with VR and locomotion, revolutionizing the Leader’s Recon . You and your key leaders can now walk the battlefield before you fight on it . This is a game changer . " - Joseph Nolan, Colonel (Infantry), U.S. Army Retired 19

Core team has worked together for 8+ years and has achieved major technical accomplishments → Awarded 25 patents for mechanical design and motion tracking → Sold over $20 million worth of hardware products → Built Omniverse content platform (more than 3 million plays ) → Shipped 4,000 Omni Pro units → Installed 75+ Omni Arenas → Developed 10 VR games in house → Published 50+ VR games (incl. third - party) Management team and board bring over 100 years of gaming, defense, and hardware industry experience at notable organizations including: Virtuix’s China team in Zhuhai, China Virtuix’s U.S. team in Austin, TX We are hardware experts and have a track record of success Successful Team 20 Ready to Scale

21 Top - Tier Executives with Experience Scaling a Hardware Business LAUREN PREMO THOMAS MCGINNIS DAVID ALLAN JAN GOETGELUK Head of Marketing Chief Financial Officer President, Chief Operating Officer & Director Founder, Chief Executive Officer & Chairman Former Director of Marketing at Corsair Grew marketing budget from $500K to $20MM annually Scaled marketing team from 2 to 30 team members Previously Controller of Ammo, leading all aspects of financial reporting Former auditor with Durbin & Company, focused on financial statement audits Certified Public Accountant Extensive Asian manufacturing experience; speaks fluent Mandarin Regional Manager of $350MM Flex Asia manufacturing operation Scaled ERP from $0 to $20MM operation with 200 employees Started Omni R&D in 2011 Founded Virtuix in April 2013 Previously J.P. Morgan Investment Banking 21

Seasoned Non - Management Directors With Experience in Entertainment and Defense PARTH JANI UGO DE CHARETTE JOHN CUNNINGHAM RANDOLPH READ Director Director Director Director & Chairman of the Audit Committee CEO & Founder of JC Team Capital, a venture fund with investments in the entertainment, hospitality, and real estate industries Expertise in managing diverse investment portfolios and strategic growth across multiple sectors Managing diverse portfolio of media, technology, and real estate investments Previously General Manager at Tous Contes Fees Founder & CEO of Spatial Synergy, overseen the establishment of U . S . operations for Virtualware (USA) Former Head of Government and Aerospace at Unity Technologies Former Chief Revenue Officer of The DiSTI Corporation President & CEO of Nevada Strategic Credit Investments President & CEO of International Capital Markets Group Former Chairman of the Board of New York REIT 22 22

Income Statement 23 Six Months Ended September 30, Fiscal Year Ended March 31, (expressed in $000’s) 2024 2025 2024 2025 $847 $2,017 2,409 $3,590 Revenues 1,183 1,433 1,528 3,818 Cost of Revenues $(336) $584 $881 $(227) Gross Profit 906 1,395 2,034 1,645 Selling Expenses 6.936 2,366 8,421 10,129 General & Administrative 1,700 398 2,622 2,185 Research & Development $(9,878) $(3,576) $(12,195) $(14,187) Loss from Operations (112) (561) (124) (368) Total Other Income (Expense) 42 24 62 79 Provision for Income Taxes $(10,053) $(4,161) $(12,401) $(14,649) Net Loss

Condensed Balance Sheet 24 March 31, 2025 September 30, 2025 (expressed in $000’s) Assets $478 $565 Cash and Cash Equivalents 2,366 2,542 Total Current Assets 3,409 3,137 Total Non - Current Assets $5,775 $5,679 Total Assets Liabilities $807 $1,137 Accounts Payable 5,914 6,061 Total Current Liabilities 656 610 Total Long - Term Liabilities $6,569 $6,672 Total Liabilities Equity (794) (993) Total Stockholder’s (Deficit) $5,775 $5,679 Total Liabilities and Equity

Targeting high volume Omni One + high margin VTW Enterprise and Defense systems add high - margin sales and recurring revenues from software licensing WE’RE READY TO SCALE WE BELIEVE OMNI ONE IS A MAJOR INFLECTION POINT FOR VIRTUIX, POSITIONING US FOR STEADY GROWTH Omni One revenues scale rapidly with shipping volumes ($100MM annual revenue at 3,000 units / month) 25

THANK YOU Investor Relations: Chris Tyson Executive Vice President MZ Group - MZ North America 949 - 491 - 8235 VTIX@mzgroup.us

APPENDIX 27 27

$8 $7 $6 $5 $4 $3 $2 $1 $0 April 2014 May 2015 April 2016 OMNI PRO LAUNCH October 2020 OMNI ARENA LAUNCH March 2023 OMNI ONE REVEAL Nov 2024 OMNI ONE LAUNCH $50MM Raised from VCs, Family Offices, And 10,000+ Retail Investors Virtuix’s share price and pre - money valuation: Series Seed $0.80/share ($6MM) Series A - 1 $2.33/share ($35MM) Series 2 Seed $1.20/share ($15MM) Series A - 2 $3.00/share ($65MM) Series B SAFE $4.98/share ($140MM) LAST PRIVATE ROUND: SERIES B Valuation: $6.22/share ($201MM pre - money) Total Raised: $18MM (JC Team Capital, Ugo de Charette) Status: Closed DIRECT LISTING (NASDAQ: VTIX) Financial Advisor: Maxim Securities Counsel: Winston & Strawn Financing with Streeterville: $11MM Use of Proceeds: Scale revenues, pay back debt Series B $6.22/share ($201MM) 28

Virtuix's IP & Core Competencies

Deter Copycats

PATENT PROTECTION

25 U.S. and international patents issued:

US 9,329,681	US 10,286,313
US 9,785,230	US 10,635,162
US 10,065,114	US D879,417
US D766,239	US D887,684
US D789,368	US D878,012
US D787,516	US 10,751,622
US D863,737	US 11,247,126
US D863,738	US D948,076
US 11,301,032	US 11,557,094
US 10,933,320	US 11,648,473
US 11,823,334	RE 49,772
US 12,086,942	US 12,147,658
US 12,475,653	

5 additional patents pending

REQUIRED COMPETENCIES

The Omni One system requires an unusual mix of core skills:

- ✓ **Electromechanical design** covering plastic & metal parts, fabrics & footwear, precision electronics
- ✓ **Motion sensor design** involving embedded processing of proprietary algorithms and customized wireless interfacing
- ✓ **Software development** including user-facing apps and cloud-based content distribution system
- ✓ **Game development** covering VR game design, optimization of motion mechanics, integration of 3rd-party games (SDK)
- ✓ **Volume manufacturing** with a low-cost, flexible supply chain



Copycats in China, Korea, U.S., and Europe have pursued the Omni for years ***– but failed***

Omni One Buyers Extend Far Beyond VR Enthusiasts Exergamers Parents VR Enthusiasts IN A SURVEY OF OVER 1,600 INVESTOR CUSTOMERS: The ability to burn calories while gaming appeals to a wide audience 55% don't own a VR headset 40% seldom play videogames < 2HRS PER WEEK OMNI ONE BUYERS 30

Omni Applications Extend Beyond Entertainment Exercise and fitness Military & corporate training and simulation Virtual museums Virtual tradeshows and events Education Architectural design and walkthroughs Physical therapy Virtual tourism 31